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                                                                  EXHIBIT 10.3.5

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made as of [SEE ITEM 1 ANNEX A] by and between MDMI Holdings, Inc., a Colorado corporation (the "Company") and [SEE ITEM 2 ANNEX A] ("Holder").

                                    RECITALS

         WHEREAS, Medical Device Manufacturing, Inc., a Colorado corporation and wholly-owned subsidiary of the Company ("MDMI"), KMKATM Acquisition Corp., a California corporation and a wholly-owned subsidiary of MDMI ("MergerSub"), American Technical Molding, Inc., a California corporation ("ATMI"), and the shareholders of ATMI have entered into a Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"), pursuant to which MergerSub will merge with and into ATMI (the "Merger") with ATMI surviving the Merger.

         WHEREAS, Holder is one of the partners of KMK and one of the shareholders of ATMI prior to the Merger; and

         WHEREAS, the Company wishes to issue, and Holder wishes to acquire [SEE
ITEM 3 ANNEX A] shares of the Company's Class A-5 5% Convertible Preferred Stock (collectively, the "Shares") as partial consideration to be received by Holder in connection with the Merger and the Acquisition.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

         1. SUBSCRIPTION. The subscription by Holder will occur as of December 22, 2000 (the "Closing"). At the Closing, the Company will issue to Holder and, subject to the terms and conditions set forth herein, Holder will acquire the Shares from the Company as partial consideration for Holder's performance of his obligations in connection with the Merger.

         2. REPRESENTATIONS OF HOLDER. In connection with the acquisition of the Shares hereunder, Holder represents and warrants to the Company that the statements contained in this paragraph 2 are true, accurate, correct and complete in all material respects.

              (a) The Shares to be acquired by Holder pursuant to this Agreement will be acquired for Holder's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and none of the Shares will be disposed of in contravention of the Securities Act or any applicable state securities laws.
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              (b) Holder is an accredited investor, as such term is defined under Rule 501 of Regulation D promulgated under the Securities Act, and Holder is sophisticated and (i) able to fend for himself, (ii) able to evaluate the risks and benefits of the investment in the Shares and (iii) is familiar with, and has been afforded full access to the Company and its management and has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Shares and such other information concerning the Company that Holder has requested and is required in Holder's judgment to make an informed decision to acquire the Shares.

              (c) Holder is able to bear the economic risk of Holder's investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act and any applicable state securities acts or an exemption from such registration is available.

              (d) Holder will not sell, assign or otherwise transfer the Shares subscribed for herein unless such sale, assignment or other transfer is made in compliance with the terms of that Shareholders' Agreement dated July 6, 1999, among the Company, Holder and certain other investors named therein, as amended by the First Amendment to Shareholders' Agreement dated as of May 31, 2000 (the "Shareholders' Agreement"). Holder hereby acknowledges that, pursuant to the terms of Section 8.19 of the Merger Agreement, he will, contemporaneous with the execution hereof, execute a joinder to the Shareholders' Agreement.

              (e) Holder has full individual power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of Holder, enforceable in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of this Agreement and such other agreements by Holder does not and will not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Agency (as defined in the Merger Agreement) to which Holder is subject or (ii) conflict with, violate or constitute a breach or default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or of any agreement, contract or instrument to which Holder is a party or result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, note, bond, mortgage, deed of trust, or other arrangement to which Holder is a party or by which he is bound or to which any of his assets is subject. Holder further represents and warrants that Holder is not now in breach of any such agreement, contract or instrument to which Holder is a party. Holder need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any Governmental Authority (as defined in the Merger Agreement) in order to consummate the transactions contemplated hereby.
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              (f) Holder has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated hereby for which the Company could become liable or obligated.

              (g) There are no bankruptcy, reorganization or arrangement proceedings pending against, being contemplated by, or, to the knowledge of Holder, threatened against him.

         3. REPRESENTATIONS OF THE COMPANY. In connection with the issuance of the Shares hereunder, the Company represents and warrants to Holder that the statements contained in this paragraph 3 are true, accurate, correct and complete in all material respects.

              (a) The Company was incorporated on July 2, 1999 and is duly organized, validly existing and in good standing under the laws of the State of Colorado with all requisite power and authority (corporate and otherwise) to own, lease and operate its respective properties and assets and to carry on its business as now being conducted and is duly qualified or licensed to do business as a foreign corporation in good standing in the jurisdictions in which the ownership, lease or operation of its property or the conduct of its business requires such qualification. As of the Closing, except for G&D, Inc. d/b/a Star Guide Corporation, Noble-Met, Ltd., Noble-Met Foreign Sales Corporation, Medical Engineering Resources, Ltd., Medical Device Manufacturing, Inc. formerly known as MDMI Newco, Inc., UTI Feinmechanik GmbH, Spectrum Manufacturing Inc. and UTI Corporation, a Pennsylvania corporation, the Company (i) has no Subsidiaries, where Subsidiary means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company and (ii) does not have a direct or indirect ownership interest in any other person or entity.

              (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and the documents and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. The Company has duly approved and authorized the execution and delivery of this Agreement and the documents and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby, and no other corporate proceedings or other action on the part of the Company is necessary to approve and authorize the execution, delivery and performance by the Company of this Agreement and the documents and instruments contemplated hereby or the consummation by the Company of the transactions contemplated hereby or thereby. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

              (c) The Shares to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action and are authorized by the Articles of Incorporation


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and have been validly issued and, when paid for in accordance with this
Agreement, will be fully paid and nonassessable equity interests in the Company.

              (d) As of the date hereof, the authorized capital stock of the Company consists of (a) 50,000,000 shares of common stock, par value $0.01 per share, of which 150,000 shares of voting common stock are issued and outstanding and no shares of non-voting convertible common stock are issued and outstanding and (b) 50,000,000 shares of preferred stock, par value $0.01 per share, of which (i) 2,500,000 shares have been designated as Class A-1 5% Convertible Preferred Stock, of which 868,372 shares are issued and outstanding, (ii) 1,400,000 shares have been designated as Class A-2 5% Convertible Preferred Stock, of which 1,125,000 shares are issued and outstanding, (iii) 26,456 shares have been designated as Class A-3 5% Convertible Preferred Stock, of which 26,456 shares are issued and outstanding, (iv) 300,000 shares have been designated as Class B-1 Convertible Preferred Stock, of which 300,000 shares are issued and outstanding, (v) 6,250,000 shares have been designated Class A-4 5% Convertible Preferred Stock, of which 3,437,500 shares are issued and outstanding, (vi) 200,000 shares have been designated Class B-2 Convertible Preferred Stock of which 100,000 shares are issued and outstanding, and (vii) 1,000,000 shares have been designated Class AA Convertible Preferred Stock, of which 515,882 shares are issued and outstanding. All such outstanding shares are duly and validly issued, were not issued in violation of any preemptive rights, are fully paid, and nonassessable, and each of such shares has been issued in compliance with all applicable federal and state securities laws.

         4. RESTRICTIONS ON TRANSFERABILITY.

              (a) RESTRICTED SECURITIES.

                  (i) All securities transferred pursuant to this Agreement are Restricted Securities (as defined below in subparagraph 4(a)(iii) below) that are transferable pursuant to (A) public offerings registered under the Securities Act, (B) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available and (C) subject to the conditions specified in subparagraph 4(a)(ii) below, any other legally available means of transfer.

                  (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in subparagraph 4(a)(i)(A) or (B) above), the holder thereof will deliver written notice to the Company describing the transfer or proposed transfer, and, if requested by the Company, will also deliver an opinion (reasonably satisfactory to the Company) of counsel that (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such Restricted Securities may be transferred without registration of such Restricted Securities under the Securities Act.

                  (iii) For the purposes of this Agreement, "Restricted Securities" means the Shares, and any securities issued with respect thereto by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted


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Securities when they have (A) been effectively registered under the Securities
Act and disposed of in accordance with the registration statement covering them or (B) become eligible for sale and have actually been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new certificates therefor not bearing a Securities Act legend of the character set forth in paragraph 5(a).

              (b) SHAREHOLDERS' AGREEMENT. In addition to the restrictions set forth in paragraph 4(a), Holder may not sell, assign or otherwise transfer the Shares subscribed for herein unless such sale, assignment or other transfer is made in compliance with the terms of the Shareholders' Agreement, as amended from time to time.

         5. MISCELLANEOUS.

              (a) RESTRICTIVE LEGEND. In addition to any legend required by the Shareholders' Agreement, each certificate for Restricted Securities will be imprinted with a legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The transfer, ENCUMBRANCE, PLEDGE, ASSIGNMENT OR OTHER DISPOSITION of the securities represented by this certificate is subject to the conditions AND RESTRICTIONS specified in (1) A Subscription Agreement, dated as of ___________, _____, by and between the Company and a certain investor AND (2) A SHAREHOLDERS' AGREEMENT, DATED AS OF JULY 6, 1999, BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS, and the Company reserves the right to refuse the transfer of such securities until such conditions AND RESTRICTIONS have been fulfilled OR LIFTED with respect to such transfer. A copy of THE conditions or AGREEMENTS REFERENCED ABOVE MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

Each of the undersigned parties agrees that the Company may instruct its transfer agent to impose transfer restrictions on the Shares represented by certificates bearing the legend referred to in this paragraph 5(a) to enforce the provisions of this Agreement. The legend shall be removed or modified upon termination of the conditions or restrictions set forth therein or pursuant to subparagraph 4(a)(iii).
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              (b) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein or in any instruments of transfer or assignment, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for Holder's benefit as a purchaser or holder of the Shares are also for the benefit of, and enforceable by, any subsequent holder of such Shares.

              (c) WAIVER. The Holder hereby irrevocably waives, remises, releases and forever discharges the Company and KRG Capital Partners, LLC, and each of their officers, directors, agents and affiliates from any and all manner of action and all actions, causes of action, suits, controversies, liabilities, damages, judgments, claims or demands of whatsoever kind or nature, in law or in equity relating to, or arising from, any statements, implications, inferences, suggestions, predictions or hypotheses regarding the current or future value of the Shares.

              (d) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in counterparts, both of which need not contain the signatures of more than one party, but both such counterparts taken together will constitute one and the same Agreement. This Agreement may be executed and delivered by facsimile transmission.

              (e) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

              (f) GOVERNING LAW. This Agreement will be governed by the internal law, and not the law of conflicts, of the State of Colorado.

              (g) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this paragraph 5(g) as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of Holder, to his or her address as is designated in writing from time to time by Holder, (ii) in the case of the Company, to its principal office and (iii) in the case of any transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.
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         IN WITNESS WHEREOF, the parties hereto have executed this Subscription
Agreement as of the date first written above.

                                     HOLDER

                                     [SEE ITEM 4 ANNEX A]

                                     ACCEPTED:

                                     MDMI HOLDINGS, INC.

                                     By:
                                        -------------------------
                                     Name: Steven D. Neumann
                                     Title: Vice President and Secretary


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                                     ANNEX A

                      [A-5 5% CONVERTIBLE PREFERRED STOCK]

         The foregoing form of Subscription Agreement was entered into by the Investors listed in Item 2 below. The information omitted from the foregoing form of Subscription Agreement with respect to such Investors is set forth below:

ITEM 1:
Party A:          December 22, 2000
Party B:          December 22, 2000

ITEM 2:
Party A:          Rocky V. Morrison
Party B:          Jack Kelley, Jr.

ITEM 3:
Party A:          137,500
Party B:          20,384

ITEM 4:
Party A:          ROCKY V. MORRISON
                  By: /S/ ROCKY V. MORRISON
                          Rocky V. Morrison

Party B:          JACK KELLEY, JR.
                  By: /S/ JACK KELLEY, JR.
                          Jack Kelley, Jr.